LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

[$221,878,000] (Approximate)

Structured Asset Securities Corporation

SERIES 2005-GEL4

SENIOR/SUBORDINATE Certificates

No Hard Cap

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/ S&P)(4)
A	[$169,606,000]	1 M Libor	1.78	1-77	[25.00%]	TBD	[8/25/2035]	Aaa/AAA
M1	[$15,570,000]	1 M Libor	4.94	47-77	[18.00%]	TBD	[8/25/2035]	Aa2/AA+
M2	[$4,894,000]	1 M Libor	4.65	45-77	[15.80%]	TBD	[8/25/2035]	Aa3/AA+
M3	[$13,680,000]	Fixed	4.52	41-77	[9.65%]	N/A	[8/25/2035]	A3/A+
M4	[$6,784,000]	Fixed	4.42	39-77	[6.60%]	N/A	[8/25/2035]	Baa2/A-
M5	[$2,892,000]	Fixed	4.39	38-77	[5.30%]	N/A	[8/25/2035]	Baa3/BBB+
M6	[$5,116,000]	Fixed	4.36	38-77	[3.00%]	N/A	[8/25/2035]	N/A/BBB-
B (5) (6)	[$3,336,000]	Fixed	1.80	15-29	[1.50%]	N/A	[8/25/2035]	N/A/BB
To Maturity
v			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P)(4)
A	[$169,606,000]	1 M Libor	1.93	1-169	[25.00%]	TBD	[8/25/2035]	Aaa/AAA
M1	[$15,570,000]	1 M Libor	5.39	47-148	[18.00%]	TBD	[8/25/2035]	Aa2/AA+
M2	[$4,894,000]	1 M Libor	5.08	45-138	[15.80%]	TBD	[8/25/2035]	Aa3/AA+
M3	[$13,680,000]	Fixed	4.92	41-134	[9.65%]	N/A	[8/25/2035]	A3/A+
M4	[$6,784,000]	Fixed	4.76	39-119	[6.60%]	N/A	[8/25/2035]	Baa2/A-
M5	[$2,892,000]	Fixed	4.68	38-107	[5.30%]	N/A	[8/25/2035]	Baa3/BBB+
M6	[$5,116,000]	Fixed	4.54	38-100	[3.00%]	N/A	[8/25/2035]	N/A/BBB-
B (5) (6)	[$3,336,000]	Fixed	1.80	15-29	[1.50%]	N/A	[8/25/2035]	N/A/BB

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The pricing speed is 30% CPR.

(3)

Initial credit enhancement assumes overcollateralization has built to the [1.50%] target.  Initially, overcollateralization will be approximately [0.25%] of the Cut-Off Date collateral balance.  For the first three Distribution Dates, the O/C target will be the initial overcollateralization amount.

(4)

Rating levels are subject to final approval.

(5)

Offered privately pursuant to a private placement memorandum.

(6)

Beginning with the fourth Distribution Date, once the O/C target has been achieved, excess interest, after the payment of Deferred Amounts and Basis Risk Shortfalls, will be used to pay the Class B Certificates principal until they are retired.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral

The collateral pool is comprised of one to four family, fixed and adjustable rate Mortgage Loans secured substantially by first and second liens on residential real estate. These Mortgage Loans were originated or acquired by the seller through a variety of sources. In general, the Mortgage Loans were originated as part of an originator’s normal course of business and were intended to be based on their standard prime, alt-A or home equity origination guidelines. These loans generally fall outside one or more parameters of their guidelines due to a variety of factors which include debt-to-income ratios, consumer credit matters, loan-to-value ratios, delinquency history, document deficiencies and loan amount exceptions.

Mortgage Insurance

Approximately 15.06% of the First Lien Mortgage Loans with over an 80% Current Loan-to-Value Ratio (“Current Combined LTV”) will be covered by borrower paid primary mortgage insurance policies.  The providers of the insurance are United Guaranty Residential Insurance Corporation (37.21%), General Electric (36.01%), PMI (10.72%), Mortgage Guaranty Insurance Corporation (7.90%), Radian Guaranty (5.61%), Maryland Housing Fund (0.96%), Republic Mortgage Insurance Corporation (0.89%) and CMG Mortgage Insurance Company (0.69%).

Credit Risk Manager

The Murrayhill Company (“Murrayhill”) will act as a credit risk manager on behalf of the trust.  Murrayhill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the trust. The following summarizes some of Murrayhill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of primary mortgage insurance claim activity.

•

Review of the prepayment penalty collections by servicers.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the Supplemental Interest Trust (as defined below) and paid as described below under “Supplemental Interest Trust Payment Priority”.  Any funds remaining will be paid in the following order of priority:

Prior to the Stepdown Date, or whenever a Trigger Event is in effect, the principal distribution amount will be paid to the Class A Certificates until they have been retired.  Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates, in that order (the “Subordinate Classes”).

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

On or after the Stepdown Date, and as long as (a) a Trigger Event is not in effect and (b) the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates are outstanding, the principal distribution amount will be first paid to the Class A Certificates, to the target senior enhancement percentage.   Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to [0.50%] of the Cut-Off Date Balance.

Interest Payment Priority

The interest rates for the Class A, Class M1 and Class M2 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the Net Funds Cap (as defined herein).  The interest rate on the Class M3, Class M4, Class M5, Class M6 and Class B Certificates (the “Fixed Rate Certificates”) will be the lesser of (i) a fixed rate and (ii) the Net Funds Cap.  Interest for the Class A, Class M1 and Class M2 Certificates will be calculated on an actual/360 basis.  The Class M3, Class M4, Class M5, Class M6 and Class B Certificates will accrue interest on a 30/360 basis.  The LIBOR and Fixed Rate Certificates will be the “Offered Certificates”.

The “Accrual Period” for the Class A, Class M1 and Class M2 Certificates, for each Distribution Date, other than the first Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date, and ending on the day immediately preceding the related Distribution Date.  The Accrual Period for the first Distribution Date for the Class A, Class M1 and Class M2 Certificates will be the period beginning on September 25, 2005 and ending on the day immediately preceding the first Distribution Date.  The Accrual Period for the Class M3, Class M4, Class M5, Class M6 and Class B Certificates will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated according to priorities 1 through 14.  Releases of overcollateralization, if any, on any Distribution Date, will be allocated according to priorities 9 through 14:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay previously unreimbursed advances and other amounts due to the Master Servicer, the servicer or the Trustee;

(3)

To deposit into the Supplemental Interest Trust (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(4)

To pay Current Interest (as defined below) and Carryforward Interest (as defined below) to the Class A Certificates;

(5)

To pay Current Interest and Carryforward Interest to Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates sequentially, in that order;

(6)

To pay the Credit Risk Manager Fee to the Credit Risk Manager;

(7)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(8)

Any interest remaining after the application of (1) through (7) above, on any Distribution Date, following the third Distribution Date, will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal  distribution rule in effect for such Distribution Date, to maintain the OC Target;

(9)

To pay sequentially to Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates any Deferred Amounts;

(10)

To pay, after giving effect to distributions already made for such Distribution Date, to the Offered Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

After the third Distribution Date, to pay as principal to the Class B Certificates until reduced to zero;

(12)

To pay the Class P Certificates, as described in the Trust Agreement;

(13)

To the Supplemental Interest Trust, as provided in the Trust Agreement;

(14)

To the Class R Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the trust to pay a pre-determined annual rate (as shown below) on the swap notional amount in each period.  The trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into a separate trust (the “Supplemental Interest Trust”).  Payments to and from the trust will be calculated on an actual/360 basis.

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	N/A	N/A	31	32,942,729.02	4.476
2	183,395,332.75	4.039	32	31,093,795.71	4.480
3	176,920,851.35	4.135	33	29,348,635.05	4.484
4	170,639,634.61	4.220	34	27,701,422.74	4.488
5	164,267,171.51	4.248	35	26,146,661.35	4.492
6	158,088,653.47	4.298	36	24,679,162.01	4.495
7	152,039,719.00	4.328	37	23,294,027.08	4.499
8	146,233,057.83	4.353	38	21,986,633.80	4.503
9	140,582,425.63	4.374	39	20,752,618.87	4.507
10	135,121,189.70	4.384	40	19,587,863.87	4.512
11	128,737,261.18	4.394	41	18,488,481.55	4.517
12	122,480,746.02	4.405	42	17,450,802.81	4.523
13	116,528,291.88	4.414	43	16,471,364.51	4.529
14	110,865,121.65	4.422	44	15,546,897.85	4.536
15	105,477,176.41	4.449	45	14,674,317.53	4.543
16	100,351,080.46	4.466	46	13,850,711.37	4.551
17	95,474,108.16	4.427	47	13,073,330.67	4.559
18	90,115,558.22	4.432	48	12,339,581.00	4.567
19	85,057,760.58	4.438	49	11,647,013.54	4.575
20	80,283,835.30	4.444	50	10,993,316.90	4.583
21	75,777,849.87	4.449	51	10,376,309.43	4.590
22	71,524,765.96	4.452	52	9,793,931.93	4.597
23	67,510,389.31	4.455	53	9,244,240.77	4.604
24	61,065,706.16	4.454	54	8,725,401.41	4.611
25	55,236,245.97	4.452	55	8,235,682.25	4.618
26	49,963,278.25	4.456	56	7,773,448.93	4.625
27	45,193,679.08	4.460	57	7,337,158.76	4.632
28	40,879,395.83	4.464	58	6,925,355.69	4.639
29	36,976,963.09	4.468	59	6,536,665.34	4.646
30	34,901,605.62	4.472	60	6,169,790.50	4.653

Supplemental Interest Trust Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Supplemental Interest Trust, and allocated on each Distribution Date in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Class A, Class M1 and Class M2 Certificates, sequentially, to the extent not yet paid;

(4)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, but only to the extent of realized losses incurred prior to the Distribution Date in excess of payments pursuant to this priority (4) on prior Distribution Dates, to maintain the Overcollateralization Target;

(5)

To the Class M1 and Class M2 Certificates, sequentially, any Deferred Amounts, to the extent not yet paid;

(6)

To the Class A, Class M1and Class M2 Certificates, sequentially, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M3, Class M4, Class M5, Class M6 and Class B Certificates, sequentially, any Deferred Amounts, to the extent not yet paid;

(8)

To the Class M3, Class M4, Class M5, Class M6 and Class B Certificates, sequentially, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(9)

If applicable, for application to the purchase of a replacement interest rate swap agreement;

(10)

To pay any unpaid swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(11)

All remaining amounts deposited in the Supplemental Interest Trust for the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable interest rate during the related Accrual Period on the class principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for the Offered Certificates for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period, provided that with respect to the Fixed Rate Certificates clause (b) above will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate mortgage balance for the immediately preceding Distribution Date exceeds (2) any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee and the Trustee Fee.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under the Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, computed without regard to the Net Funds Cap, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M6 Certificates, the Class M5 Certificates, the Class M4 Certificates, the Class M3 Certificates, the Class M2 Certificates and the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the class principal amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will double, the margins on the Class M1 and Class M2 Certificates will increase to 1.5 times their initial margin and the coupon on the Class M3, Class M4, Class M5, Class M6 and Class B Certificates will increase by 50 basis points.

Origination and Servicing

The top 5 originators of the Mortgage Loans were Aurora Loan Services LLC (34.02%), PHH Mortgage (17.14%), Finance America (12.08%), WMC Mortgage (11.59%) and Merrill Lynch Bank (5.44%), with the remaining 19.74% of the Mortgage Loans originated by other originators. The Mortgage Loans will be serviced by Aurora Loan Services LLC (58.24%), Wells Fargo Federal Bank NA (21.29%), PHH Mortgage (17.14%), Ocwen Federal Bank, FSB (2.10%), Option One Mortgage Corporation (1.00%) and Chase (0.24%).

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Classes.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class M1 Certificates will be senior in right of priority to the Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates.  The Class M2 Certificates will be senior in right of priority to the Class M3, Class M4, Class M5, Class M6 and Class B Certificates.  The Class M3 Certificates will be senior in right of priority to the Class M4, Class M5, Class M6 and Class B Certificates.  The Class M4 Certificates will be senior in right of priority to the Class M5, Class M6 and Class B Certificates.  The Class M5 Certificates will be senior in right of priority to the Class M6 and Class B Certificates.  The Class M6 Certificates will be senior in right of priority to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the class principal amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates have been reduced to zero.

Overcollateralization

After the first three Distribution Dates, excess interest will be used to pay down principal on the Offered Certificates until the aggregate loan balance exceeds the aggregate certificate balance by an amount equal to the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to the sum of (x) approximately [1.50%] of the Cut-off Date Balance and (y) the cumulative amount previously paid to the Class B Certificate under part (11) of the Interest Payment Priority (the “Class B Accelerated Amount”).  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the sum of (x) the greater of (1) [0.50%] of the Cut-Off Date Balance and (2) the lesser of (i) [1.50%] of the Cut-Off Date Balance and (ii) [3.00%] of the current Collateral Balance and (y) the Class B Accelerated Amount.  For any Distribution Date on or after the Stepdown Date, and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if  the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [40.00%]of the Senior Enhancement Percentage (as defined below) for that Distribution Date, or if the Cumulative realized losses exceed certain loss percentages set by the rating agencies:

Payment Date	Loss Percentage
October 2008 through September 2009	[3.50% for the first month, plus an additional 1/12th of 1.25% for each month thereafter]
October 2009 through September 2010	[4.75% for the first month, plus an additional 1/12th of 1.00% for each month thereafter]
October 2010 through September 2011	[5.75% for the first month, plus an additional 1/12th of 0.50% for each month thereafter]
October 2011 through September 2012	[6.25% for the first month, plus an additional 1/12th of 0.25% for each month thereafter]
October 2012 and thereafter	[6.50%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total class principal amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

A	Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B are subordinate classes subject to a lock-out period of 36 months with respect to principal payments
Aaa/AAA Libor Floater

M1
Aa2/AA+ Libor Floater

M2
Aa3/AA+ Libor Floater

M3
A3/A+ Fixed

M4
Baa2/A- Fixed

M5
Baa3/BBB+ Fixed

M6
N/A/BBB- Fixed

B
N/A/BB Fixed

Summary of Terms
Issuer: Depositor:	SASCO Mortgage Loan Trust, Series 2005-GEL4 Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Murrayhill Company
Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: October 25, 2005
Cut-Off Date:	September 1, 2005
Expected Pricing Date:	September [23], 2005
Expected Closing Date:	September [30], 2005
Delay Days:	0 day delay – Class A, Class M1 and Class M2 Certificates; 24 day delay – Class M3, Class M4, Class M5, Class M6 and Class B Certificates
Dated Date:	September 25, 2005 – Class A, Class M1 and Class M2 Certificates; September 1, 2005 – Class M3, Class M4, Class M5, Class M6 and Class B Certificates
Day Count:	Actual/360 - Class A, Class M1 and Class M2 Certificates; 30/360 – Class M3, Class M4, Class M5, Class M6 and Class B Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.5000% of the principal balance annually
Trustee Fee: Credit Risk Manager Fee:	0.0090% of the principal balance annually 0.0125% of the principal balance annually

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Clearstream Luxemburg
Denomination:

Minimum $25,000: increments $1 in excess thereof for Class A.

Minimum $100,000: increments $1 in excess thereof for Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6.

Minimum $250,000: increments $1 in excess thereof for Class B.

SMMEA Eligibility: ERISA Eligibility:	None of the Classes are expected to be SMMEA eligible. The Class A Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	3.98	2.63	1.78	1.14	0.91
Window (mos)	1-154	1-105	1-77	1-35	1-28
Expected Final Mat.	7/2018	6/2014	2/2012	8/2008	1/2008

Class M1
Avg. Life (yrs)	8.47	5.72	4.94	4.55	2.57
Window (mos)	49-154	39-105	47-77	35-59	28-34
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	7/2008

Class M2
Avg. Life (yrs)	8.47	5.70	4.65	4.78	3.10
Window (mos)	49-154	39-105	45-77	54-59	34-47
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	7/2008

Class M3
Avg. Life (yrs)	8.47	5.69	4.52	4.25	3.90
Window (mos)	49-154	38-105	41-77	44-59	47-47
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	8/2009

Class M4
Avg. Life (yrs)	8.47	5.68	4.42	3.91	3.85
Window (mos)	49-154	37-105	39-77	41-59	44-47
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	8/2009

Class M5
Avg. Life (yrs)	8.47	5.68	4.39	3.80	3.64
Window (mos)	49-154	37-105	38-77	40-59	42-47
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	8/2009

Class M6
Avg. Life (yrs)	8.47	5.68	4.36	3.74	3.49
Window (mos)	49-154	37-105	38-77	38-59	39-47
Expected Final Mat.	7/2018	6/2014	2/2012	8/2010	8/2009

Class B
Avg. Life (yrs)	1.50	1.62	1.80	2.14	2.60
Window (mos)	13-23	14-25	15-29	17-37	19-37
Expected Final Mat.	8/2007	10/2007	2/2008	10/2008	10/2008

(1) 100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.24	2.84	1.93	1.14	0.91
Window (mos)	1-296	1-223	1-169	1-35	1-28
Expected Final Mat.	5/2030	4/2024	10/2019	8/2008	1/2008

Class M1
Avg. Life (yrs)	9.23	6.30	5.39	6.21	2.57
Window (mos)	49-270	39-196	47-148	35-131	28-34
Expected Final Mat.	3/2028	1/2022	1/2018	8/2016	7/2008

Class M2
Avg. Life (yrs)	9.21	6.27	5.08	5.13	3.82
Window (mos)	49-256	39-183	45-138	54-107	34-105
Expected Final Mat.	1/2027	12/2020	3/2017	8/2014	6/2014

Class M3
Avg. Life (yrs)	9.17	6.23	4.92	4.56	5.44
Window (mos)	49-250	38-177	41-134	44-104	50-94
Expected Final Mat.	7/2026	6/2020	11/2016	5/2014	7/2013

Class M4
Avg. Life (yrs)	9.07	6.15	4.76	4.18	4.10
Window (mos)	49-226	37-161	39-119	41-91	44-73
Expected Final Mat.	7/2024	2/2019	8/2015	4/2013	10/2011

Class M5
Avg. Life (yrs)	8.97	6.07	4.68	4.03	3.82
Window (mos)	49-205	37-145	38-107	40-82	42-65
Expected Final Mat.	10/2022	10/2017	8/2014	7/2012	2/2011

Class M6
Avg. Life (yrs)	8.79	5.93	4.54	3.88	3.60
Window (mos)	49-193	37-136	38-100	38-77	39-61
Expected Final Mat.	10/2021	1/2017	1/2014	2/2012	10/2010

Class B
Avg. Life (yrs)	1.50	1.62	1.80	2.14	2.60
Window (mos)	13-23	14-25	15-29	17-37	19-37
Expected Final Mat.	8/2007	10/2007	2/2008	10/2008	10/2008

(1)

100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Available Funds Cap Schedule for LIBOR Certificates (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	N/A	31	25.108%
2	22.329%	32	23.857%
3	21.933%	33	24.714%
4	22.855%	34	24.133%
5	22.301%	35	24.896%
6	21.434%	36	24.383%
7	23.912%	37	24.237%
8	21.940%	38	24.990%
9	22.725%	39	24.391%
10	22.066%	40	25.195%
11	22.856%	41	24.710%
12	22.328%	42	24.199%
13	22.044%	43	26.374%
14	22.863%	44	24.558%
15	22.384%	45	25.270%
16	23.485%	46	24.575%
17	23.006%	47	25.274%
18	22.306%	48	24.901%
19	24.847%	49	24.716%
20	22.939%	50	25.422%
21	23.827%	51	24.725%
22	23.213%	52	25.425%
23	24.038%	53	24.965%
24	23.527%	54	24.581%
25	23.375%	55	26.719%
26	24.161%	56	24.921%
27	23.541%	57	25.606%
28	24.414%	58	24.920%
29	23.938%	59	25.598%
30	23.519%	60	25.087%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, Prime, 1 year CMT and 6 month CD of 20% for each period.

(2)

Assumes 100% of the pricing speed as defined on Page 1.

Net Funds Cap Schedule for Fixed Rate Certificates (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	N/A	31	8.797%
2	6.580%	32	8.838%
3	6.580%	33	8.970%
4	6.767%	34	9.122%
5	6.767%	35	9.167%
6	6.768%	36	9.173%
7	6.780%	37	9.236%
8	6.798%	38	9.276%
9	6.798%	39	9.398%
10	6.954%	40	9.497%
11	6.954%	41	9.535%
12	6.957%	42	9.539%
13	6.961%	43	9.553%
14	6.991%	44	9.593%
15	7.335%	45	9.607%
16	7.681%	46	9.624%
17	7.681%	47	9.629%
18	7.695%	48	9.784%
19	7.871%	49	9.789%
20	7.884%	50	9.808%
21	8.016%	51	9.812%
22	8.167%	52	9.826%
23	8.240%	53	9.888%
24	8.247%	54	9.969%
25	8.328%	55	10.012%
26	8.369%	56	10.042%
27	8.503%	57	10.050%
28	8.639%	58	10.055%
29	8.686%	59	10.056%
30	8.693%	60	10.064%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, Prime, 1 year CMT and 6 month CD of 20% for each period.

(2)

Assumes 100% of the pricing speed as defined on Page 1.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown.  Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR, one-year LIBOR, Prime, one-year CMT and six-month CD curves.  Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	29.89	19.70
M2	25.21	17.73
M3	14.68	12.16
M4	10.48	9.35
M5	8.88	8.16
M6	6.28	6.07
B	4.80	4.78

SASCO 2005-GEL4 Collateral Summary

Total Number of Loans	1,432	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$222,434,821	Yes	7.27%
Average Loan Principal Balance	$155,332	No	92.73%
Fixed Rate	40.32%
Adjustable Rate	59.68%	Primary Mortgage Insurance Coverage
Prepayment Penalty	30.23%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	7.062%	Yes	15.06%
Weighted Average Margin	4.623%	No	84.94%
Non-Zero Weighted Average Initial Periodic Cap	3.165%
Non-Zero Weighted Average Periodic Cap	1.380%	Prepayment Penalty
Weighted Average Maximum Rate	12.806%	None	69.77%
Weighted Average Floor	5.239%	0.001-1.000	2.16%
Weighted Average Original Term (mo.)	336	1.001-2.000	19.09%
Weighted Average Remaining Term (mo.)	322	2.001-3.000	8.51%
Weighted Average Loan Age (mo.)	14	4.001-5.000	0.47%
Weighted Average Current Combined LTV	84.92%
Non-Zero Weighted Average FICO	647	Geographic Distribution
Non-Zero Weighted Average DTI	39.46%	(Other states account individually for less than
% IO Loans	24.42%	4% of the Cut-off Date principal balance)
		CA	15.65%
Lien Position		NY	11.07%
First	92.23%	NJ	7.17%
Second	7.77%	FL	6.63%
		TX	6.46%
Delinquency Status		GA	4.56%
0 -29 days	93.14%	CO	4.15%
30-59	6.86%

Product Type
2 yr Hybrid ARMs	31.65%	Occupancy Status
3 yr Hybrid ARMs	8.78%	Primary Home	83.86%
5 yr Hybrid ARMs	9.60%	Investment	10.60%
7 yr Hybrid ARMS	1.96%	Second Home	5.54%
10 yr Hybrid ARMs	1.14%
Short reset ARMs	6.54%
Balloon	7.98%
Fixed	32.34%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 50,000.00	315	$10,964,076.96	4.93%
50,000.01 - 100,000.00	377	27,156,532.01	12.21
100,000.01 - 150,000.00	224	27,794,653.11	12.50
150,000.01 - 200,000.00	163	28,423,344.59	12.78
200,000.01 - 250,000.00	105	23,230,342.63	10.44
250,000.01 - 300,000.00	64	17,716,390.67	7.96
300,000.01 - 350,000.00	45	14,455,425.20	6.50
350,000.01 - 400,000.00	34	12,680,218.79	5.70
400,000.01 - 450,000.00	26	11,262,747.34	5.06
450,000.01 - 500,000.00	24	11,472,907.98	5.16
500,000.01 - 550,000.00	16	8,374,471.11	3.76
550,000.01 - 600,000.00	14	7,992,658.58	3.59
600,000.01 - 650,000.00	6	3,736,166.10	1.68
650,000.01 - 700,000.00	7	4,732,013.47	2.13
700,000.01 - 750,000.00	4	2,953,447.57	1.33
750,000.01 - 800,000.00	2	1,557,655.40	0.70
800,000.01 - 850,000.00	1	845,000.00	0.38
950,000.01 - 1,000,000.00	4	3,886,769.58	1.75
1,000,000.01 >=	1	3,200,000.00	1.44
Total:	1,432	$222,434,821.09	100.00%

Minimum: 1,421.21
Maximum: 3,200,000.00

Average: 155,331.58

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	1	$111,365.50	0.05%
3.001 - 3.500	3	512,867.56	0.23
3.501 - 4.000	10	2,078,592.34	0.93
4.001 - 4.500	12	2,515,573.68	1.13
4.501 - 5.000	47	14,848,824.90	6.68
5.001 - 5.500	73	16,137,023.00	7.25
5.501 - 6.000	119	23,920,439.68	10.75
6.001 - 6.500	111	22,687,614.97	10.20
6.501 - 7.000	148	31,938,203.81	14.36
7.001 - 7.500	136	26,049,902.68	11.71
7.501 - 8.000	188	33,868,178.35	15.23
8.001 - 8.500	151	16,848,892.30	7.57
8.501 - 9.000	141	12,135,013.83	5.46
9.001 - 9.500	90	6,302,949.34	2.83
9.501 - 10.000	74	5,100,579.49	2.29
10.001 - 10.500	58	3,492,291.11	1.57
10.501 - 11.000	42	2,432,861.60	1.09
11.001 - 11.500	10	410,477.85	0.18
11.501 - 12.000	7	389,392.88	0.18
12.001 - 12.500	4	391,258.14	0.18
12.501 - 13.000	5	231,071.96	0.10
13.001 - 13.500	1	17,483.81	0.01
13.501 - 14.000	1	13,962.31	0.01
Total:	1,432	$222,434,821.09	100.00%

Minimum: 2.813%
Maximum: 14.000%
Weighted Average: 7.062%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1 - 60	2	$156,222.98	0.07%
61 - 120	5	144,514.25	0.06
121 - 180	420	23,744,165.85	10.67
181 - 240	16	1,345,393.24	0.60
241 - 300	41	11,588,812.18	5.21
301 - 360	945	184,894,642.66	83.12
361 >=	3	561,069.93	0.25
Total:	1,432	$222,434,821.09	100.00%
Minimum: 60 Maximum: 364 Weighted Average: 336
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1 - 60	6	$251,286.14	0.11%
61 - 120	19	901,593.55	0.41
121 - 180	408	23,229,463.12	10.44
181 - 240	20	1,891,855.11	0.85
241 - 300	73	15,091,987.45	6.78
301 - 360	906	181,068,635.72	81.40
Total:	1,432	$222,434,821.09	100.00%
Minimum: 20 Maximum: 358 Weighted Average: 322

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Current Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 10.000	2	$93,559.23	0.04%
10.001 - 20.000	2	46,902.72	0.02
20.001 - 30.000	12	1,242,034.03	0.56
30.001 - 40.000	17	2,349,951.16	1.06
40.001 - 50.000	29	3,537,273.79	1.59
50.001 - 60.000	32	5,841,088.86	2.63
60.001 - 70.000	66	13,285,247.71	5.97
70.001 - 80.000	323	76,651,535.50	34.46
80.001 - 90.000	253	36,184,746.70	16.27
90.001 - 100.000	631	69,854,380.55	31.40
100.001 - 110.000	42	8,213,199.75	3.69
110.001 - 120.000	11	2,461,525.37	1.11
120.001 - 130.000	12	2,673,375.72	1.20
Total:	1,432	$222,434,821.09	100.00%
Minimum: 8.68 Maximum: 124.66 Weighted Average: 84.92

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	12	$948,714.96	0.43%
<=499	63	7,112,042.22	3.20
500 - 519	58	8,491,837.84	3.82
520 - 539	71	12,465,703.19	5.60
540 - 559	64	11,789,604.29	5.30
560 - 579	71	11,361,135.85	5.11
580 - 599	71	14,119,151.16	6.35
600 - 619	76	12,679,513.19	5.70
620 - 639	88	14,745,472.28	6.63
640 - 659	120	16,423,944.62	7.38
660 - 679	140	22,873,906.15	10.28
680 - 699	142	22,803,055.84	10.25
700 - 719	164	25,064,359.05	11.27
720 - 739	117	15,516,413.79	6.98
740 - 759	81	12,851,780.83	5.78
760 - 779	51	6,742,534.19	3.03
780 - 799	33	5,122,545.22	2.30
800 >=	10	1,323,106.42	0.59
Total:	1,432	$222,434,821.09	100.00%

Non-zero Minimum: 437
Maximum: 822
Non-Zero Weighted Average: 647

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	932	$139,985,160.71	62.93%
Cash Out Refinance	371	61,898,348.25	27.83
Rate/Term Refinance	127	19,978,179.46	8.98
Debt Consolidation	2	573,132.67	0.26
Total:	1,432	$222,434,821.09	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	971	$144,924,694.77	65.15%
2-4 Family	137	31,337,318.79	14.09
PUD	191	29,156,966.09	13.11
Condo	97	13,169,699.19	5.92
Coop	14	1,911,093.46	0.86
Manufactured Housing	17	1,467,281.20	0.66
Mixed Use	3	380,912.31	0.17
Modular Home	2	86,855.28	0.04
Total:	1,432	$222,434,821.09	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
New York	86	$24,629,971.48	11.07%
Southern California	103	23,210,811.43	10.43
New Jersey	68	15,953,478.32	7.17
Florida	100	14,757,065.09	6.63
Texas	129	14,362,501.81	6.46
Northern California	62	11,602,444.07	5.22
Georgia	61	10,151,151.93	4.56
Colorado	89	9,237,486.92	4.15
Maryland	51	8,584,381.21	3.86
Virginia	46	8,374,724.24	3.77
Arizona	65	7,381,592.00	3.32
Illinois	44	7,181,808.64	3.23
Pennsylvania	61	6,410,993.11	2.88
Minnesota	36	5,683,047.23	2.55
Ohio	32	4,585,343.98	2.06
Massachusetts	18	4,352,815.16	1.96
North Carolina	27	4,180,268.28	1.88
Utah	30	3,965,844.83	1.78
Washington	36	3,615,812.99	1.63
Michigan	32	3,465,584.19	1.56
Nevada	18	3,227,765.70	1.45
Missouri	28	2,871,306.65	1.29
Connecticut	17	2,735,450.38	1.23
Indiana	22	2,090,892.54	0.94
Wisconsin	14	1,760,118.28	0.79
Mississippi	12	1,603,132.15	0.72
Louisiana	11	1,601,736.35	0.72
Oregon	10	1,573,912.97	0.71
South Carolina	7	1,283,666.52	0.58
Oklahoma	6	1,273,466.94	0.57
Other	111	10,726,245.70	4.82
Total:	1,432	$222,434,821.09	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	709	$107,133,475.75	48.16%
Limited	410	57,725,706.16	25.95
Stated	257	48,107,560.88	21.63
No Documentation	53	8,620,870.59	3.88
No Ratio	3	847,207.71	0.38
Total:	1,432	$222,434,821.09	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.999	3	$920,575.33	0.69%
1.500 - 1.999	12	6,089,818.76	4.59
2.000 - 2.499	111	29,439,126.92	22.18
2.500 - 2.999	38	7,752,211.69	5.84
3.000 - 3.499	11	1,595,071.46	1.20
3.500 - 3.999	9	2,172,612.72	1.64
4.000 - 4.499	9	2,496,037.15	1.88
4.500 - 4.999	10	1,884,763.31	1.42
5.000 - 5.499	121	26,387,101.77	19.88
5.500 - 5.999	32	6,187,894.44	4.66
6.000 - 6.499	74	21,597,528.82	16.27
6.500 - 6.999	68	14,629,210.52	11.02
7.000 - 7.499	29	5,212,429.88	3.93
7.500 - 7.999	14	3,439,150.75	2.59
8.000 - 8.499	17	2,236,854.60	1.68
9.000 - 9.499	2	118,261.89	0.09
9.500 - 9.999	5	593,298.21	0.45
Total:	565	$132,751,948.22	100.00%

Minimum: -0.125%

Maximum: 9.990%
Weighted Average: 4.623%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Initial Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
None	26	$9,115,255.59	6.87%
1.000	62	9,562,582.95	7.20
1.500	38	8,819,227.19	6.64
2.000	103	22,899,084.80	17.25
3.000	208	50,632,465.80	38.14
3.005	3	411,748.05	0.31
5.000	83	19,526,377.25	14.71
6.000	38	10,473,746.18	7.89
6.920	1	845,000.00	0.64
7.000	3	466,460.41	0.35
Total:	565	$132,751,948.22	100.00%

Non-Zero Minimum: 1.000%
Maximum: 7.000%
Non-Zero Weighted Average: 3.165%

Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
None	26	$9,115,255.59	6.87%
1.000	368	85,342,128.82	64.29
1.500	24	4,862,111.70	3.66
2.000	115	27,973,821.46	21.07
3.000	18	2,599,073.43	1.96
5.000	14	2,859,557.22	2.15
Total:	565	$132,751,948.22	100.00%

Non-Zero Minimum: 1.000%
Maximum: 5.000%
Non-Zero Weighted Average: 1.380%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
8.501 - 9.000	8	$1,967,759.80	1.48%
9.001 - 9.500	9	1,866,807.11	1.41
9.501 - 10.000	23	5,808,355.93	4.38
10.001 - 10.500	22	5,432,850.17	4.09
10.501 - 11.000	26	5,647,657.81	4.25
11.001 - 11.500	15	3,893,292.64	2.93
11.501 - 12.000	65	18,300,278.32	13.79
12.001 - 12.500	43	11,157,898.52	8.41
12.501 - 13.000	70	20,018,005.01	15.08
13.001 - 13.500	60	17,067,910.64	12.86
13.501 - 14.000	66	16,466,090.59	12.40
14.001 - 14.500	49	9,071,043.49	6.83
14.501 - 15.000	44	7,684,986.52	5.79
15.001 - 15.500	24	3,785,575.91	2.85
15.501 - 16.000	15	1,592,348.21	1.20
16.001 - 16.500	6	677,134.84	0.51
16.501 - 17.000	7	839,212.19	0.63
17.001 - 17.500	5	483,002.93	0.36
17.501 - 18.000	6	927,654.97	0.70
18.001 - 18.500	1	38,344.73	0.03
19.501 >=	1	25,737.89	0.02
Total:	565	$132,751,948.22	100.00%

Minimum: 8.625%

Maximum: 21.500%
Weighted Average: 12.806%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.000	1	$276,000.00	0.21%
1.001 - 1.500	2	3,344,761.42	2.52
1.501 - 2.000	54	14,088,645.00	10.61
2.001 - 2.500	69	19,466,385.77	14.66
2.501 - 3.000	29	5,302,614.18	3.99
3.001 - 3.500	9	1,311,071.12	0.99
3.501 - 4.000	9	1,666,415.63	1.26
4.001 - 4.500	3	406,001.40	0.31
4.501 - 5.000	85	18,081,213.32	13.62
5.001 - 5.500	4	982,886.83	0.74
5.501 - 6.000	22	4,629,752.21	3.49
6.001 - 6.500	38	9,053,920.82	6.82
6.501 - 7.000	62	16,270,842.78	12.26
7.001 - 7.500	48	14,602,263.52	11.00
7.501 - 8.000	62	14,517,061.71	10.94
8.001 - 8.500	24	3,170,190.64	2.39
8.501 - 9.000	18	2,420,468.20	1.82
9.001 - 9.500	10	1,736,264.30	1.31
9.501 - 10.000	8	869,784.86	0.66
10.001 - 10.500	4	341,004.27	0.26
10.501 - 11.000	2	81,431.00	0.06
11.001 - 11.500	2	132,969.24	0.10
Total:	565	$132,751,948.22	100.00%

Minimum: 0.000%
Maximum: 11.250%

Weighted Average: 5.239%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 6.000	99	$21,888,393.42	16.49%
6.001 - 12.000	71	13,032,686.85	9.82
12.001 - 18.000	159	38,700,273.22	29.15
18.001 - 24.000	83	22,127,377.32	16.67
24.001 - 30.000	30	6,918,866.28	5.21
30.001 - 36.000	18	4,373,142.82	3.29
36.001 - 42.000	11	2,850,017.28	2.15
42.001 - 48.000	16	3,899,018.51	2.94
48.001 - 54.000	34	7,285,223.19	5.49
54.001 - 60.000	19	5,270,310.40	3.97
66.001 - 72.000	3	1,245,309.73	0.94
72.001 - 78.000	10	2,090,773.07	1.57
78.001 - 84.000	3	1,136,147.08	0.86
90.001 - 115.000	8	959,409.05	0.72
115.001 >=	1	975,000.00	0.73
Total:	565	$132,751,948.22	100.00%

Weighted Average Months to Next Rate Adjustment: 24

Contacts

MBS Trading	Matt Ziffer	(212) 526-8315
	Kevin Portnoy	(212) 526-8315

MBS Structuring	Konstantin Braun	(212) 526-2867
	Sei-Hyong Park	(212) 526-0203

MBS Banking	Mary Stone	(212) 526-9606
	Nick Stimola	(212) 526-0212